FitLife Brands, Inc. (OTCBB: FTLF)
Investor Presentation
November 2013

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this news release. Such factors may include, but are not limited to: the ability to of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in The Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

About FitLife Brands, Inc.

- Manufacturer of innovative and proprietary nutritional supplements
- More than 50 dietary supplements that promote sports nutrition, improved performance, weight loss and general health
- Distributed primarily through domestic and international GNC® franchise locations

FitLife Brands (OTCBB:FTFL)	
Founded	2006
Head Office	Omaha, NE
Recent Price (11/06/13)	$2.00
52-Week Range	$0.80 - $2.90
Fiscal Year End	December
Shares Outstanding	7.8M
Avg. Trading Volume	11,000
Market Capitalization	$16M
Cash & Equivalents	$3.4M
Long-Term Debt	$2.6M
Enterprise Value	$13M
TTM Revenue	$19MM
Price/ Revenue	0.8x
TTM EPS	$0.20
Price/ Earnings	10x

Company History

August 2009	June 2012	July 2013	September 2013
John Wilson Named CEO	First International Distribution	Launched SirenLabs	Name Change to FitLife Brands



Total Revenue
49% annual growth 2010-2012
19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
(in ,000's)
2009
2010
2011
2012



Net Income (Loss)
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
2009
2010
2011
2012

Investment Thesis

- **Double Digit Revenue Growth, with Multiple Avenues for Continued Growth –** From 2010 to 2012, revenue has more than doubled from $8 million to $18 million.

- **Leading Brand in GNC Franchise Locations**

- **Broad Established Customer Base -** FitLife sells to more than 300 distinct GNC franchise owners, representing more than 800 franchise locations

- **Seasoned Management Team –** Leadership team possesses over 50 years combined business experience, with a consumer packaged goods focus

- **Consistent track record of net income and free cash flow generation.**

Management and Board

- **Lewis Jaffe, Chairman of the Board**
  Accomplished corporate executive with significant Board-level experience as a director, lead independent director and chairman.
- **John Wilson, Chief Executive Officer, President and Director**
  Successful 18 year career managing distribution relationships and strategic planning for with revenue growth accountability on a national-level for both The Coca-Cola Company and Coca-Cola Enterprises.
- **Michael Abrams, Chief Financial Officer and Director**
  Significant corporate finance experience from both a transactional and operational perspective including execution of all financing, restructuring and recapitalization efforts undertaken by the Company since 2009.
- **Fadi Aramouni, Independent Director**
  Accomplished professor and food scientist with deep industry knowledge, contacts and expertise in manufacturing practices and development of new products.
- **Grant Dawson, Independent Director**
  Seasoned investment professional with substantial board-level experience for numerous public companies as a financial expert with a particular emphasis on strong governance practices.

Products and Positioning

- Value-added manufacturer of proprietary formulations that drive improved athletic performance, support weight loss and promote general health
- Successful track record of launching innovative products and developing entrenched brands for evolving customer needs
- Sincere commitment to “truth-in-labeling” practices; extensive third party product testing and validation procedures
- Strong penetration and through-put in markets served; multiple products consistent top sellers

Products and Positioning

- Scalable "brand-centric" growth model
- Pioneered the use of collaborative "franchise-exclusive" brands, which continue to drive revenue growth both domestically and internationally
- NDS, PMD and SirenLabs are dedicated premium franchise-exclusive brands in the GNC system
- Platform model to launch new brands and products through expanded distribution channel opportunities which include: domestic GNC franchise stores (new products), international GNC franchise stores (new stores), GNC corporate stores (new brands), as well as channel opportunities.

Market Opportunities

According to Nutrition Business Journal's 2012 Supplement Business Report, the industry generated over $30 billion in sales in 2011 and $28.1 billion in 2010. It is projected to grow at an average annual rate of approximately 6.0% through 2020.

Sports nutrition products represented approximately 12% of the total sales in the U.S. nutritional supplements industry in 2011, and the category is expected to grow at a 9.1% compound annual growth rate from 2012 to 2020.

Distribution Growth Opportunities

- **GNC Domestic Franchise Stores: 80% Penetration**
  - 1,000 doors potential – FitLife Brands exclusively distributes three established produce lines in over 800 doors

- **GNC International Franchise Stores: 12% Penetration**
  - 2,000 doors potential – FitLife Brands exclusively distributes one brand in 250 doors. Additional distribution channel with operations in more than 50 countries

- **GNC Company-Owned Domestic Stores**
  - 3,300 doors that FitLife Brands has yet to pursue

- **Multiple Potential Retail Distribution Channels**
  - Consideration of additional retail opportunities for new product lines

Product Line Extension Opportunities

Continuous Innovation – 25% of sales generated from products introduced in past 24 months

Expanded SKU Count - 29 new products launched in 2013, 18 new in 2012

Core Active introduced in 2009

SirenLabs introduced in June 2013

GNC Corporate brand opportunity

Revenue Trends

Revenue - 49% annual growth 2010-2012
- 14 quarters of y-o-y growth through 3Q13*
- 3Q13 Revenue - 18% increase excluding non-recurring*
- Nine Months 2013 Revenue - 27% increase excluding non-recurring*



6,500,000
5,500,000
4,500,000
3,500,000
2,500,000
1,500,000
1Q 2010
1Q 2011
1Q 2012
1Q 2013
2Q 2010
2Q 2011
2Q 2012
2Q 2013
3Q 2010
3Q 2011
3Q 2012
3Q 2013
4Q 2010
4Q 2011
4Q 2012
Revenue
non-recurring revenue

* Voluntary formula change in 2012, created additional revenue that is deemed non-recurring in nature

Targeted Operating Results

	3-5 Year Targets	3Q12	3Q13
Gross Margin	33% to 37%	35.6%	35.8%
Operating Expenses	23% to 28%	25.4%	25.9%
Net Margin	8% to 10%	10.2%	9.9%

Gross Margin

Gross Margin –Target 33% to 37%

- 3Q13 –35.8%
- Consistently within or above targeted range



40%
35%
30%
25%
20%
Gross Margin –Target 33% to 37%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012

Net Margin

Net Margin –Target 8% to 10%

- 3Q13 –9.9%
- Consistently within or above targeted range



18%
13%
8%
3%
-2%
-7%
-12%
-17%
Net Margin –Target 8% to 10%
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
*
1Q 2013
2Q 2013
3Q 2013

* 4Q 2012 includes approximately $700 tax benefit. Excluding the tax benefit, net margin was (3%)

Balance Sheet

(in ,000's)	Dec- 2012	Sep- 2013	Details
Adjusted Cash*	$937	$3,428	
Accounts Receivable	$969	$1,526	
DSOs	26	28	Target 30 days
Inventory	$3,685	$2,494	
Turns	4.4x	7.8x	Target 4 to 6 turns
Debt	-	$2,555	

* September 2013 cash balance reduced by $2.6 million for redemption of preferred stock made subsequent to the end of the September quarter.

Summary

- **Double Digit Revenue Growth, with Multiple Avenues for Continued Growth –** From 2010 to 2012, revenue has more than doubled from $8 million to $18 million.

- **Leading Brand in GNC Franchise Locations**

- **Broad Established Customer Base -** FitLife sells to more than 300 distinct GNC franchise owners, representing more than 800 franchise locations

- **Seasoned Management Team –** Leadership team possesses over 50 years combined business experience, with a consumer packaged goods focus

- **Consistent track record of net income and free cash flow generation**

Contact Information

FitLife Brands
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.fitlifebrands.com

Investor Relations:
Dave Mossberg – (817) 310-0051